Exhibit 99.1

HARP Acquisition March 2022

Forward Looking Statement & Safe Harbor This presentation has been prepared by Renovare Environmental, Inc . , formerly BioHiTech Global, Inc . (“Renovare” or the “Company”) and includes information from other sources believed by management to be reliable . No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein . This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein . The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice . Additionally, the COVID - 19 pandemic has created further risks and uncertainties, including disruptions to certain of our customer’s operations, which negatively impacted the Company’s operations as discussed in our filings with the U . S . Securities and Exchange Commission (“SEC”) . This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward - looking statements within the meaning of the “safe - harbor” provision of the Securities Litigation Reform Act of 1995 . ” These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct . All statements contained in the presentation that address operating performance, future direction, management and control of the Company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward - looking statements . Actual results could differ materially from those reflected in the forward - looking statements contained herein as a result of a variety of factors, many of which are beyond the Company’s control . Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under “Item 1 . A . Risk Factors” in our Form 10 - K filed with the SEC on April 16 , 2021 , for the year ended December 31 , 2020 . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . The acquisition of Harp Renewables discussed in this presentation is subject to satisfaction of closing conditions, including obtaining the approval of Renovare’s shareholders, obtaining financing of the cash required to consummate the acquisition and other customary closing conditions . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security . Any such offer will be made solely to accredited investors” or “qualified institutional buyers,” as defined by Rule 501 of Regulation D, or investors who are not “U . S . Person” as defined in Rule 902 (k) of Regulation S, each promulgated under the Securities Act of 1933 , as amended . This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks of investing involving our Company . 2

OUR MISSION Renovare Environmental’s mission is to reduce food waste, lower harmful emissions, and decrease waste disposal costs . Our sustainable solutions improve the global environment by reducing waste that goes to landfills and decreasing our customers’ carbon footprint . Our world - class technologies include : Bio - Digesters : On - site processing equipment for the conversion of food waste and reduction of emissions Real - Time Data Analytics : Patented and proprietary tools to measure and reduce food waste generation 3

Harp Snapshot 4 We are acquiring Harp Renewables and Harp Electrical Engineering (together, “Harp”), leaders in the design and manufacture of aerobic bio - digesters and electrical control panel design and installation. Harp headquarters and manufacturing facilities are located near Dublin, Ireland. • Harp Renewables , founded in 2014, designs and manufactures thermophilic aerobic bio - digesters that convert food and other organic waste into high value soil products. Harp Bio - Digesters use a combination of mechanical and biological processes that c an reduce organic waste volume and weight by approximately 75% in less than 24 Hours. Harp’s bio - digesters are sold to food manufacturers, waste management companies, municipal facilities, and other generators of food and organic waste. • Harp Electrical Engineering , founded in 2002, designs, manufactures and installs control panel systems and provides electrical engineering services for large material recovery facilities (“MRF”) and other waste conversion projects worldwide. The compan y also provides maintenance services for its customers, including various aspects of electrical maintenance and testing.

Why Harp? 5 The combination of Renovare with Harp would create a powerful portfolio of industry leading bio - digesters and waste management services • Harp extends our product line, geography, and portfolio of proprietary technology • Harp adds proprietary “dry” bio - digester equipment, and high - value soil products to our product mix • Harp provides services revenue from large waste management engineering projects • Harp expands our market reach and geographic coverage for Renovare as we take advantage of Harp’s established sales and manufacturing presence in Europe • Harp augments our position as a leader in the growing waste conversion industry with an on - site solution that supports zero waste initiatives and the circular economy

TRANSACTION RATIONALE Geographic Expansion Scale Growth Product Portfolio 6 • The acquisition of Harp is expected to increase Renovare’s digester - driven top - line by ~2 - 3x in 2022 and 2023 and position the combined entity as a leader in the specialty waste space • The acquisition is expected to provide meaningful cash flow accretion • Renovare and Harp have complementary sales channels and infrastructure • Renovare benefits from Harp’s presence in Europe; and Harp benefits from Renovare’s presence in the United States • The business combination immediately increases Renovare’s product portfolio and provides access to key customers and relationships • Harp’s soil products business is expected to provide a source of recurring revenue in 2023 and beyond • Harp’s Digesters are highly complimentary with Renovare’s own Digester product line, and provide opportunities for cross - selling, analytics integration, and manufacturing synergies • Harp’s larger bio - digesters provide access to larger food waste generators, including food manufacturers Renovare’s combination with Harp would create a powerful portfolio of industry leading bio - digester equipment and waste management solutions in a rapidly growing industry Management • Harp’s leadership team has extensive experience in building and growing successful bio - tech and waste companies • Renovare benefits from the addition of industry executives and experience in engineering and manufacturing

TRANSACTION SUMMARY

Purchase of Harp Renewables

- Total purchase price of $17 million
- $12 million in equity and $5 million cash
- Shares priced at $0.57, representing a premium to market price
- Founder Shane Finnegan and Susquehanna International Group own 97% of parent company (BRT)

Purchase of Harp Electrical

- Total purchase price of $3 million
- All stock deal to be purchased directly from 100% owner and founder, Shane Finnegan
- Shares priced at $0.57, representing a premium to market price

Harp Renewables Ltd.
(100% Owned by BRT)

harp renewables

+

Harp Electrical Engineering Ltd.
(100% owned by Shane Finnegan)

Purchase of Consolidated Harp Companies

- Total purchase price of $20 million
- $15 million in equity and $5 million cash consideration
- Implied Harp valuation multiple of ~3.6x 2022E EBITDA
- **Harp FULL YEAR 2022 Expected Revenue of +$20 million and Adjusted EBITDA of +$5 million**

7

HARP – Bio - Digester PRODUCT LINE 8 SYSTEM CX2 CX5 CX1 0 CX20 CX50

HARP - COMPARISON TO CONVENTIONAL COMPOSTING 9 Conventional Composting Harp Accelerated Bio - Digester Microbes generate heat Potent hydrolytic enzymes – bio - catalysts for accelerated thermal process Significant GHG emissions: CO2 + N2O + CH4 Low GHG emissions. Binds carbon & nitrogen Temperature 55 to 65 C for weeks to months Temperature > 70 C; Pathogen free Waste volume reduced 40% - 50% Waste volume reduced 75% to 80% Ideal for woody material Ideal for food waste Open batch system; consumes space Closed continuous system; small footprint Open vents carry risk of rodents etc. No risk of rodents and other pests Variable moisture. Sometimes wet & heavy Low moisture content; Light weight material Some odors present Odor - free. Enzymatic process binds ammonia Lower & less consistent nutrient content Higher & more consistent nutrient content Suitable as soil amendment Suitable as soil amendment and fertilizer

HARP MANAGEMENT TEAM 10 Robert Webber, CEO • 25+ years experience in bio - tech, waste, ag/food & hospitality • CEO & COO/CFO, Maui Land & Pineapple (NYSE) • President, Dyntek (OTC); CCO, Solazyme (Nasdaq) • CFO, Waste Resource Tech.; COO, Santa Catalina Island Co • McKinsey Strategy Consultant in tech & food mfg. • MBA, Harvard Business School; JD Columbia Law School Joseph Cowley, CTO • 15+ years experience in project engineering and technology • Engineer, Boliden Mining; Foreman & site engineer leading Irish civil engineering company; Engineer, Topcon Ireland • DIP business management and agriculture • Business Services Engineer, Dublin Institute of Technology Shane Finnegan, Founder & President • 20+ years experience in engineering & development • Founder & owner, Harp Renewables; Harp Electrical Engineering; Project Lead Engineer, Turmec, Ltd. • Acquired bio - tech formulas in 2014; Redesigned aerobic digesters • Cert. Engineering, DKIT Ireland Renovare will benefit from Harp management’s experience building successful bio - tech and waste conversion companies Gerry Keough, EVP Bus. Development • 15+ years experience in project engineering and technology • Engineer, Boliden Mining; Foreman & site engineer leading Mechanical engineer with MBA and over 35 years’ experience in environmental and energy businesses • Group Engineering Manager, Cantrell & Cochrane • Founder, Green Energy Technologies, wind turbine projects for Northern Power Systems (U.S.) and Wind Energy Solutions (Neth.) • Built 12 Anaerobic Digestion Plants in 3 years Sonny Burkett, VP Sales & Bus. Dev. • 30+ years experience in technology product & system sales • Pres., Food Recycle Science (food waste dehydrators) • VP Sales & Marketing, Hungry Giant Recycling • Sales Marketing Manager, C. Itoh Electronics (Itochu); Division Manager, AST Research; VP Sales, Talaris Laser Systems; Division Manager, Bosch USA; Mgr. AT Kearney Consulting • Business Management, Indiana University

CONCLUSION • Significant top line and cash flow growth for Renovare leading to improved EPS • Increased geographic presence in Europe and the West Coast of the United States • Significant product diversification to meet the needs of any organic waste generator including the addition of a soil amendment/fertilizer component • Enhanced manufacturing and engineering capabilities for all product lines • Addition of experienced senior leadership in sales, marketing, engineering and manufacturing • Solidifies Renovare as the global leader in asset light organic waste solution and conversion technologies 11 The acquisition of Harp achieves the following: